Exhibit 23.1

                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS
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Board  of  Directors
Thunder  Mountain  Gold,  Inc.
Spokane,  Washington


We hereby consent to the use of our opinion, dated April 24, 2002 on the financial statements of THUNDER MOUNTAIN GOLD, INC., for the year ended December 31, 2001 in the form 10-KSB included herein.


/s/ MOE  O'SHAUGHNESSY  &  ASSOCIATES,  P.S.


April  24,  2002
Spokane,  Washington